                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                             MARQUIS PORTFOLIOS/SM/

                       SUPPLEMENT DATED DECEMBER 27, 2007
           TO THE PROSPECTUSES DATED APRIL 30, 2007 (AS SUPPLEMENTED)

MetLife Investors USA Insurance Company and First MetLife Insurance Company (each referred to as the "Company") have filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove a certain variable investment option ("Existing Fund") and substitute a new option ("Replacement Fund") as shown below. The Replacement Fund is a portfolio of the Metropolitan Series Fund, Inc. To the extent that the Replacement Fund is not currently available as an investment option under your contract, such Replacement Fund will be added as an investment option on or before the date of the substitution. Please retain this supplement and keep it with the prospectus.

To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions.

The Company believes that the proposed substitution is in the best interest of contract owners. The Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitution, and it will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitution will occur on or about April 28, 2008.

The proposed substitution and respective advisers and/or sub-advisers for the above-listed contracts are:

EXISTING FUND AND CURRENT ADVISER                        REPLACEMENT FUND AND SUB-ADVISER
Van Kampen Life Investment Trust - Van                   Metropolitan Series Fund, Inc. -
--------------------------------------             -->   --------------------------------
Kampen LIT Strategic Growth Portfolio (Class II)         Jennison Growth Portfolio (Class B)
------------------------------------------------         -----------------------------------
Van Kampen Asset Management                              Jennison Associates LLC

Please note that:

     . No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

     . The elections you have on file for allocating your account value, purchase payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

     . You may transfer amounts in your contract among the variable investment options and the fixed option as usual. The substitution itself will not be treated as a transfer for

                                                                    SUUP-SUBMQ07
          purposes of the transfer provisions of your contract, subject to the Company's restrictions on transfers to prevent or limit "market timing" activities by contract owners or agents of contract owners.

     . If you make one transfer from the above Existing Fund into one or more other subaccounts before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

     . On the effective date of the substitution, your account value in the variable investment option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

     .    There will be no tax consequences to you.

In connection with the substitution, we will send you a prospectus for the Metropolitan Series Fund, Inc., as well as notice of the actual date of the substitution and confirmation of transfers.

Please contact your registered representative if you have any questions.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Distributor:
MetLife Investors Distribution Company
5 Park Plaza, Suite 1900
Irvine, CA 92614

Marquis and Marquis Portfolios are service marks of Citigroup Inc. or its Affiliates and are used by MetLife, Inc. and its Affiliates under license.

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